UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934




   Date of Report (Date of earliest event reported)      April 9, 1997
                                                    -------------------------
                                MBNA Corporation
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              (Exact name of registrant as specified in its charter)



           Maryland                    1-10683             52-1713008
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   (State or other jurisdiction     (Commission       (I.R.S. Employer
        of incorporation)           File Number)       Identification No.)



             Wilmington, Delaware                              19884
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   (Address of principal executive offices)                   (Zip Code)


   Registrant's telephone number, including area code     (800) 362-6255
                                                      -----------------------


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       (Former name or former address, if changed since last report.)

Item 5.  Other Events

MBNA Corporation released earnings for the first quarter of 1997 on April 9, 1997, as filed in exhibit 99 under Item 7.



Item 7.  Financial Statements and Exhibits

Exhibits

Exhibit 99: Additional Exhibits


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.








                                                        MBNA CORPORATION


Date:  April 10, 1997                         By:    /s/ M. Scot Kaufman
                                                   ---------------------------
                                                         M. Scot Kaufman
                                                    Executive Vice President
                                                   and Chief Financial Officer